Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Spin-Off of Delphi Technologies

On December 4, 2017 (the “Distribution Date”), Aptiv PLC (the “Company” or “Aptiv”), formerly known as Delphi Automotive PLC, completed the separation of its Powertrain Systems segment to its shareholders by means of a spin-off (the “Spin-Off”) into a new, independent public company, Delphi Technologies PLC (“Delphi Technologies”). On December 4, 2017, each of the Company’s shareholders of record as of the close of business on November 22, 2017 (the “Record Date”), received one ordinary share of Delphi Technologies for every three ordinary shares of the Company held at the close of business on the Record Date (the “Distribution”). Aptiv shareholders will receive cash in lieu of any fractional shares of Delphi Technologies. Delphi Technologies is now an independent public company trading under the symbol “DLPH” on the New York Stock Exchange.

After the Distribution Date, the Company does not beneficially own any ordinary shares of Delphi Technologies and will no longer consolidate Delphi Technologies within its financial results. Beginning with the fourth quarter of 2017, Delphi Technologies’ historical financial results for periods prior to the Distribution Date will be reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented (the “Delphi Technologies Discontinued Operations”).

Unaudited Pro Forma Consolidated Financial Information

The following unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 2017 and for each of the years ended December 31, 2016, 2015 and 2014, reflect adjustments to the Company’s historical financial results related to the:

•	Spin-Off and related events. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2017 and the year ended December 31, 2016 give effect to the Spin-Off and related events as if they occurred on January 1, 2016. The unaudited pro forma consolidated balance sheet gives effect to the Spin-Off and related events as if they occurred as of September 30, 2017, the Company’s latest balance sheet date.

•	Delphi Technologies PLC Discontinued Operations. The unaudited pro forma consolidated statements of operations reflect the reclassification of Delphi Technologies as Discontinued Operations for all periods presented.

The unaudited pro forma consolidated statements of operations (i) are presented based on information currently available, (ii) are intended for informational purposes only, (iii) are not necessarily indicative of and do not purport to represent what the Company’s operating results would have been had the Spin-Off and related events occurred as described or what the Company’s future operating results will be after giving effect to these events, and (iv) do not reflect all actions that may be undertaken by the Company after the Spin-Off.

The unaudited pro forma consolidated financial statements and the accompanying notes should be read together with:

•	The audited Consolidated Financial Statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations of Delphi Automotive PLC as of and for the year ended December 31, 2016 in Delphi Automotive PLC’s Annual Report on Form 10-K for the year ended December 31, 2016.

•	The unaudited Consolidated Financial Statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Delphi Automotive PLC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

•	Delphi Technologies PLC’s audited annual and unaudited interim combined financial statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Delphi Technologies PLC’s Registration Statement on Form 10 filed with the SEC on June 9, 2017 and most recently amended on November 13, 2017.

In the enclosed unaudited pro forma consolidated statements of operations and unaudited pro forma consolidated balance sheet, the amounts reflected in the columns presented are described below:

Historical Delphi Automotive PLC

This column reflects the Company’s historical financial statements for the periods presented and does not reflect any adjustments related to the Spin-Off and related events.

The historical consolidated balance sheet as of September 30, 2017 and the consolidated statement of operations for the nine months ended September 30, 2017 were derived from the Company’s unaudited interim consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. The historical consolidated statements of operations for each of the years ended December 31, 2016, 2015 and 2014 were derived from the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2016, as revised as a result of the Company’s adoption of Accounting Standards Update ASU 2017-07, Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, on a retrospective basis in 2017. In accordance with the adoption of this guidance, amounts related to the components of net periodic pension and postretirement benefit cost other than service costs were reclassified from cost of goods sold and selling, general and administrative expense to other expense.

Delphi Technologies Discontinued Operations

The unaudited pro forma financial information related to the Delphi Technologies Discontinued Operations has been prepared in accordance with the discontinued operations guidance in Accounting Standards Codification 205, “Financial Statement Presentation” and therefore does not reflect what Aptiv’s or Delphi Technologies’ results of operations would have been on a stand-alone basis, and are not necessarily indicative of Aptiv’s or Delphi Technologies’ future results of operations. Discontinued Operations does not include any allocation of general corporate overhead expense or interest expense of Aptiv to Delphi Technologies. Discontinued Operations includes costs incurred to separate Delphi Technologies, as well as the $800 million principal amount of 5.00% senior notes issued on September 28, 2017 by Delphi Technologies PLC, the proceeds from which were deposited into escrow as of September 30, 2017 and were released to Delphi Technologies upon completion of the Separation in order to partially fund the Spin-Off and related transactions.

The information in the Delphi Technologies Discontinued Operations column in the unaudited pro forma consolidated statements of operations was prepared based on Aptiv’s interim unaudited and annual audited consolidated financial statements and only includes costs that are directly attributable to the operating results of Delphi Technologies.

The Company believes that the adjustments included within the Delphi Technologies Discontinued Operations column of the unaudited Pro Forma consolidated financial statements are consistent with the guidance for discontinued operations in accordance with U.S. GAAP. The Company’s current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes the accounting for the discontinued operations to be reported in its Annual Report on Form 10-K for the year ended December 31, 2017.

Pro Forma Adjustments

The unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 2017 and the year ended December 31, 2016 include the following additional pro forma adjustments, which are further described in the accompanying notes:

•	The recognition of the recapitalization of equity to reflect the distribution of the Delphi Technologies PLC net assets, including a $1,148 million dividend from Delphi Technologies to Aptiv, as well as the payment of $180 million from Delphi Technologies to Aptiv pursuant to the Tax Matters Agreement with respect to taxes incurred in connection with transactions comprising the separation. The unaudited pro forma consolidated financial statements do not give effect to the intended use of the proceeds from such payments.

The Pro Forma adjustments are based on available information and assumptions that the Company’s management believes are reasonable, that reflect the impact of events directly attributable to the Spin-off that are factually supportable, and for purposes of the pro forma consolidated statements of operations, are expected to have a continuing impact on the Company. The Pro Forma adjustments do not reflect future events that may occur after the Spin-Off, including potential selling, general and administrative dis-synergies, the expected costs or the expected realization of any cost savings or other restructuring actions or the usage of the dividend. Refer to the Notes to Pro Forma Consolidated Financial Statements for more information.

APTIV PLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2017

(in millions, except per share amounts)

	Historical Delphi Automotive PLC	Delphi Technologies Discontinued Operations	Pro Forma Adjustments	Pro Forma Aptiv PLC Continuing Operations
Net sales	$12,943	$(3,499)		$9,444
Operating expenses:
Cost of sales	10,314	(2,774)		7,540
Selling, general and administrative	906	(220)		686
Amortization	100	(13)		87
Restructuring	180	(79)		101

Total operating expenses	11,500	(3,086)		8,414

Operating income	1,443	(413)		1,030
Interest expense	(105)	2		(103)
Other expense, net	(29)	7		(22)

Income from continuing operations before income taxes and equity income	1,309	(404)		905
Income tax expense	(183)	95		(88)

Income from continuing operations before equity income	1,126	(309)		817
Equity income, net of tax	25	(1)		24

Income from continuing operations	1,151	(310)		841
Income from continuing operations attributable to noncontrolling interest	52	(25)		27

Net income from continuing operations attributable to Aptiv	$1,099	$(285)		$814

Net income per share from continuing operations attributable to Aptiv:
Basic	$4.11			$3.04
Diluted	4.10			3.03

Weighted average number of shares outstanding:
Basic	267.60			267.60
Diluted	268.23			268.23

APTIV PLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

(in millions, except per share amounts)

	Historical Delphi Automotive PLC	Delphi Technologies Discontinued Operations	Pro Forma Adjustments	Pro Forma Aptiv PLC Continuing Operations
Net sales	$16,661	$(4,387)		$12,274
Operating expenses:
Cost of sales	13,091	(3,564)		9,527
Selling, general and administrative	1,142	(218)		924
Amortization	134	(17)		117
Restructuring	328	(161)		167

Total operating expenses	14,695	(3,960)		10,735

Operating income	1,966	(427)		1,539
Interest expense	(156)	1		(155)
Other expense, net	(385)	1		(384)

Income from continuing operations before income taxes and equity income	1,425	(425)		1,000
Income tax expense	(242)	75		(167)

Income from continuing operations before equity income	1,183	(350)		833
Equity income, net of tax	35	—		35

Income from continuing operations	1,218	(350)		868
Income from continuing operations attributable to noncontrolling interest	66	(32)		34

Net income from continuing operations attributable to Aptiv	$1,152	$(318)		$834

Net income per share from continuing operations attributable to Aptiv:
Basic	$4.22			$3.05
Diluted	4.21			3.05

Weighted average number of shares outstanding:
Basic	273.02			273.02
Diluted	273.70			273.70

APTIV PLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

(in millions, except per share amounts)

	Historical Delphi Automotive PLC	Delphi Technologies Discontinued Operations	Pro Forma Aptiv PLC Continuing Operations
Net sales	$15,165	$(4,301)	$10,864
Operating expenses:
Cost of sales	12,132	(3,441)	8,691
Selling, general and administrative	1,012	(209)	803
Amortization	93	(23)	70
Restructuring	177	(112)	65

Total operating expenses	13,414	(3,785)	9,629

Operating income	1,751	(516)	1,235
Interest expense	(127)	3	(124)
Other expense, net	(116)	2	(114)

Income from continuing operations before income taxes and equity income	1,508	(511)	997
Income tax expense	(263)	102	(161)

Income from continuing operations before equity income	1,245	(409)	836
Equity income, net of tax	16	—	16

Income from continuing operations	1,261	(409)	852
Income from continuing operations attributable to noncontrolling interest	73	(34)	39

Net income from continuing operations attributable to Aptiv	$1,188	$(375)	$813

Net income per share from continuing operations attributable to Aptiv:
Basic	$4.16		$2.85
Diluted	4.14		2.84

Weighted average number of shares outstanding:
Basic	285.20		285.20
Diluted	286.64		286.64

APTIV PLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

(in millions, except per share amounts)

	Historical Delphi Automotive PLC	Delphi Technologies Discontinued Operations	Pro Forma Aptiv PLC Continuing Operations
Net sales	$15,499	$(4,416)	$11,083
Operating expenses:
Cost of sales	12,443	(3,537)	8,906
Selling, general and administrative	1,032	(230)	802
Amortization	94	(32)	62
Restructuring	140	(52)	88

Total operating expenses	13,709	(3,851)	9,858

Operating income	1,790	(565)	1,225
Interest expense	(135)	4	(131)
Other expense, net	(40)	(2)	(42)

Income from continuing operations before income taxes and equity income	1,615	(563)	1,052
Income tax expense	(255)	109	(146)

Income from continuing operations before equity income	1,360	(454)	906
Equity income, net of tax	20	1	21

Income from continuing operations	1,380	(453)	927
Income from continuing operations attributable to noncontrolling interest	71	(36)	35

Net income from continuing operations attributable to Aptiv	$1,309	$(417)	$892

Net income per share from continuing operations attributable to Aptiv:
Basic	$4.36		$2.97
Diluted	4.34		2.95

Weighted average number of shares outstanding:
Basic	300.27		300.27
Diluted	301.89		301.89

APTIV PLC

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2017

(in millions)

	Historical Delphi Automotive PLC	Delphi Technologies Discontinued Operations	Pro Forma Adjustments		Pro Forma Aptiv PLC Continuing Operations
ASSETS
Current assets:
Cash and cash equivalents	$557	$(95)	$1,328	(A) (B)	$1,790
Cash in escrow related to Powertrain Spin-Off senior notes offering	796	(796)	—		—
Restricted cash	1	—	—		1
Accounts receivable, net	3,225	(970)	—		2,255
Inventories	1,642	(518)	—		1,124
Other current assets	489	(93)	—		396

Total current assets	6,710	(2,472)	1,328		5,566
Long-term assets:
Property, net	3,819	(1,225)	—		2,594
Investments in affiliates	130	(35)	—		95
Intangible assets, net	1,213	(78)	—		1,135
Goodwill	1,670	(7)	—		1,663
Other long-term assets	624	(274)	—		350

Total long-term assets	7,456	(1,619)	—		5,837

Total assets	$14,166	$(4,091)	$1,328		$11,403

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$15	$(1)	$—		$14
Accounts payable	2,745	(796)	—		1,949
Accrued liabilities	1,383	(411)	—		972

Total current liabilities	4,143	(1,208)	—		2,935
Long-term liabilities:
Long-term debt	4,884	(788)	—		4,096
Pension benefit obligations	1,004	(530)	—		474
Other long-term liabilities	521	(113)	—		408

Total long-term liabilities	6,409	(1,431)	—		4,978

Total liabilities	10,552	(2,639)	—		7,913

Shareholders’ equity:
Preferred shares	—	—			—
Ordinary shares	3		—		3
Additional paid-in-capital	1,628	—	—		1,628
Retained earnings	2,485	(1,605)	1,328	(A) (B)	2,208
Accumulated other comprehensive loss	(913)	327	—		(586)

Total Aptiv shareholders’ equity	3,203	(1,278)	1,328		3,253
Noncontrolling interest	411	(174)	—		237

Total shareholders’ equity	3,614	(1,452)	1,328		3,490

Total liabilities and shareholders’ equity	$14,166	$(4,091)	$1,328		$11,403

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma Consolidated Statements of Operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016, and the unaudited pro forma Consolidated Balance Sheet as of September 30, 2017 include the following pro forma adjustments:

(A)	Reflects the cash dividend of $1,148 million received from Delphi Technologies in connection with the Spin-Off.

(B)	Reflects the receipt of $180 million in cash from Delphi Technologies pursuant to the Tax Matters Agreement with respect to taxes incurred in connection with transactions comprising the Spin-Off.